COLUMBIA FUNDS SERIES TRUST I

Supplement dated February 1, 2010

to the Prospectuses and Statement of Additional Information dated February 1, 2010

Columbia Asset Allocation Fund

Columbia Liberty Fund

(Each a “Fund,” together the “Funds”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Under the Investment Company Act of 1940, the Closing of the Transaction will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, each Fund’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, covering each Fund. The new investment management services agreement with RiverSource and, for Columbia Liberty Fund, a new sub-advisory agreement to continue the services of the existing sub-advised, will be submitted to the shareholders of each Fund for their approval at a joint special meeting of shareholders that has been scheduled for March 3, 2010.

In connection with the anticipated integration of the long-term asset management businesses of the Advisor and RiverSource, following the Closing, it has been determined that the Funds’ portfolio managers primarily responsible for overseeing each Fund’s investments, effective upon the Closing, will be as follows:

Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2009. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.
David Joy Co-manager.* Vice President of RiverSource; associated with RiverSource since 2003.
Colin Moore Co-manager. Service with the Fund since 2008. Chief Investment Officer of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD

Co-manager. Service with the Fund since 2009.

Director of the Advisor; associated with the Advisor or its

predecessors as an investment professional since January 2006.

Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater

Associates from 2004 to 2005.

Marie M. Schofield, CFA Co-manager. Service with the Fund since 2009. Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1990.

* Service pending upon the Closing.

These changes in the Funds’ portfolio managers are subject to the Closing. Pending the Closing, each of the portfolio managers set forth in each Fund’s prospectus is expected to continue in his or her current role.

Shareholders should retain this Supplement for future reference.

INT-47/31904-0210

COLUMBIA FUNDS SERIES TRUST I

Supplement dated February 1, 2010

to the Prospectuses and Statement of Additional Information

dated February 1, 2010

Columbia Disciplined Value Fund

(the “Fund”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Under the Investment Company Act of 1940, the Closing of the Transaction will cause the Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, covering the Fund. The new investment management services agreement with RiverSource will be submitted to the shareholders of the Fund for their approval at a joint special meeting of shareholders that has been scheduled for March 3, 2010.

In connection with the anticipated integration of the long-term asset management businesses of the Advisor and RiverSource, following the Closing, it has been determined that the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments, effective upon the Closing, will be as follows:

Brian M. Condon Co-manager. Service with the Fund since 2009. Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1999.
Gina K. Mourtzinou, PhD Co-manager.* Portfolio Manager of RiverSource; associated with RiverSource since 2002.

* Service pending upon the Closing.

These changes in the Fund’s portfolio managers are subject to the Closing. Pending the Closing, each of the portfolio managers set forth in the Fund’s prospectus is expected to continue in his or her current role.

Shareholders should retain this Supplement for future reference.

INT-47/31810-0210

COLUMBIA FUNDS SERIES TRUST I

Supplement dated February 1, 2010

to the Prospectuses and Statements of Additional Information

dated February 1, 2010

Columbia Contrarian Core Fund

Columbia Dividend Income Fund

Columbia Small Cap Core Fund

Columbia Large Cap Growth Fund

(Each a “Fund,” together the “Funds”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor Columbia that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Under the Investment Company Act of 1940, the Closing of the Transaction will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, each Fund’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, covering each Fund. The new investment management services agreement with RiverSource will be submitted to the shareholders of each Fund for their approval at a joint special meeting of shareholders that has been scheduled for March 3, 2010.

Shareholders should retain this Supplement for future reference.

INT-47/32101-0210